                                                                   Exhibit 10.32

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         This FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT by and among Dreyer's Grand Ice Cream, Inc., a Delaware corporation (the "Company") and T. Gary Rogers (the "Executive"), dated as of June 16, 2002 (the "Agreement"), is dated as of July 21, 2003.

         WHEREAS, the Company, Dreyer's Grand Ice Cream Holdings, Inc. (formerly known as New December, Inc.), a Delaware corporation ("New Dreyer's") and wholly owned subsidiary of the Company, December Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of New Dreyer's, Nestle Holdings, Inc., a Delaware corporation ("Nestle") and NICC Holdings, Inc., a Delaware corporation and wholly owned indirect subsidiary of Nestle ("NICC") have entered into an Agreement and Plan of Merger Contribution, dated as of June 16, 2002 (as such agreement may hereafter be amended, the "Merger Agreement"), pursuant to which, among other things, the Company and NICC have become wholly owned subsidiaries of New Dreyer's effective as of June 26, 2003; and

         WHEREAS, the Company and the Executive have entered into the Agreement to provide for the employment of the Executive by the Company, and the Executive wishes to serve the Company, in the capacities and on the terms and subject to the conditions set forth in the Agreement; and

         WHEREAS, in view of the fact that the Effective Time of the Merger (as defined in the Merger Agreement) occurred later than originally anticipated, the Company and the Executive agree that it is appropriate to amend the Agreement as set forth in this First Amendment; and

         WHEREAS, Section 9(c) of the Agreement requires that the Company cause New Dreyer's to become a party to and co-obligor under the Agreement;

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. Vesting of Deferred Options. Section 1(b) of the Agreement is hereby amended to read as follows:

                           In consideration for the protections afforded to the
                  Executive under this Agreement, the Executive hereby waives the vesting of the Deferred Options (as defined below) that has occurred or may hereafter occur solely as a result of the applicability of the change-of-control provisions of Section 11 of the Company's Stock Option Plan (1993) (the "Option Plan") upon the approval of the Merger Agreement by the Board of Directors of the Company (the "Board") and/or the transactions contemplated by the Merger Agreement, and agrees that the Deferred Options shall vest in accordance with the schedule set forth in Exhibit A hereto, subject to the terms of the Deferred Options, the Option Plan and the provisions of Sections 4(a)(iv), 4(b)(iii) and 4(c)(v) of this Agreement. Notwithstanding the foregoing, if the Merger Agreement is terminated as a result of a Change in Control occurring before the Effective Time of the Merger: (i) such waiver and the preceding sentence shall be void unless expressly reaffirmed as contemplated by Section 1(a) above; and (ii) if such reaffirmation occurs, the Deferred Options shall vest in three equal annual installments on each of the first three anniversaries of the Agreement Effective Date, with each such annual installment including a pro-rata portion of each separate grant of Deferred Options. The "Deferred Options" means those stock options that have been granted to the Executive under the Option Plan that are outstanding on the date of this Agreement that would not be vested on the date of this Agreement, absent the fact that approval of the Merger Agreement by the Board caused them to vest pursuant to
                  Section 11 of the Option Plan. In addition, the Executive consents to the treatment of his options to purchase Company common stock provided for in Section 2.11(e) of the Merger Agreement. Except as provided otherwise in this Agreement or the Merger Agreement, the Deferred Options shall continue to be subject to the Option Plan and the terms of the underlying award agreement, including without limitation the provision that vested Deferred Options will remain exercisable for at least three months following any termination of the Executive's employment for any reason, whether during or after the end of the Employment Period (but not after the expiration of the original option term).

         2. New Dreyer's. New Dreyer's acknowledges that, as required by Exection 9(c) of the Agreement: (a) as of the Effective Time of the Merger on June 26, 2003, New Dreyer's has become an additional party to the Agreement and a co-obligor with respect to the obligations of the Company under the Agreement; and (b) from and after the Effective Time of the Merger, the references in
Section 3(b) and 3(c) of the Agreement to the "Board" shall be deemed to refer to the Board of Directors of New Dreyer's, and all references in the Agreement to the Company shall be deemed to refer to both the Company and New Dreyer's.

         3. Agreement Ratified. The Agreement is ratified and confirmed without amendment, except as specifically provided above.

         4. Counterparts. This First Amendment may be executed simultaneously in two counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from their respective boards of directors, the Company and New Dreyer's each has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                         /s/  T. Gary Rogers
                                   ---------------------------------------------
                                                    T. GARY ROGERS

                                    DREYER'S GRAND ICE CREAM, INC.

                                    By:      /s/  T. Gary Rogers
                                         ---------------------------------------
                                         Name:      T. Gary Rogers
                                         Title:     Chairman of the Board
                                                    and Chief Executive Officer

                                    DREYER'S GRAND ICE CREAM HOLDINGS, INC.

                                    By:      /s/  T. Gary Rogers
                                         ---------------------------------------
                                         Name:      T. Gary Rogers
                                         Title:     Chairman of the Board
                                                    and Chief Executive Officer

                                    Exhibit A

                      VESTING SCHEDULE FOR DEFERRED OPTIONS

                                                                         Page: 1

OPTIONS AND AWARDS SUMMARY                                          DREYER'S GRAND ICE CREAM, INC.
                                                                    File:                                             Optsum

[ ]                                                                 ID:94-2967523
                                                                    Date:                                             8/4/2003

[ ]                                                                 5929 College Avenue
                                                                    Time:                                             3:39:36PM
[ ]                                                                 As of: 6/27/2003Oakland, California  94618

Current Market Value: $79.000000

T. GARY ROGERS                                                      ID:  ###-##-####
6301 BULLARD DRIVE
OAKLAND, CA 94611

OPTION NO.: 000560      OPTION DATE: 3/4/1997       SHARES: 120,000        PRICE: $15.191400       PLAN: NQ93        TYPE: NQ

             V E S T I N G   S C H E D U L E                                 T R A N S A C T I O N S     C A N C E L L A T I O N S
Granted        Full Vest      Exercisable    Total Price       Expires     Date   Type  Shares   Value   Date   Reason     Shares
 48,000       3/4/1999          48,000      $   729,187.20    3/4/2007
 24,000       3/4/2000          24,000      $   364,593.60    3/4/2007
 24,000       3/4/2001          24,000      $   364,593.60    3/4/2007
 24,000       3/4/2002          24,000      $   364,593.60    3/4/2007
120,000                        120,000      $ 1,822,968.00

OPTION NO.: 000861          OPTION DATE: 3/3/1998        SHARES: 85,300        PRICE: $22.875000        PLAN: NQ93        TYPE: NQ

             V E S T I N G   S C H E D U L E                                T R A N S A C T I O N S      C A N C E L L A T I O N S
Granted        Full Vest    Exercisable    Total Price        Expires   Date    Type   Shares   Value    Date    Reason     Shares
34,120         3/3/2000      34,120       $  780,495.00      3/3/2008
17,060         3/3/2001      17,060       $  390,247.50      3/3/2008
17,060         3/3/2002      17,060       $  390,247.50      3/3/2008
 5,687        6/26/2004           0       $        0.00      3/3/2008
 5,687        6/26/2005           0       $        0.00      3/3/2008
 5,686         4/3/2006           0       $        0.00      3/3/2008
85,300                       68,240       $1,560,990.00

OPTION NO.: 000880      OPTION DATE: 2/23/1999       SHARES: 37,000       PRICE: $12.375000       PLAN: NQ93       TYPE: NQ

                     V E S T I N G   S C H E D U L E                    T R A N S A C T I O N S           C A N C E L L A T I O N S
Granted     Full Vest    Exercisable  Total Price      Expires     Date   Type       Shares     Value     Date      Reason    Shares
14,800     2/23/2001      14,800      $183,150.00     2/23/2009
 7,400     2/23/2002       7,400      $ 91,575.00     2/23/2009
 4,933     6/26/2004           0      $      0.00     2/23/2009
 4,933     6/26/2005           0      $      0.00     2/23/2009
 4,934      4/3/2006           0      $      0.00     2/23/2009
37,000                    22,200      $274,725.00

OPTION NO.: 001059       OPTION DATE: 2/23/1999        SHARES: 130,300         PRICE: $12.375000        PLAN: NQ93        TYPE: NQ

                 V E S T I N G   S C H E D U L E                      T R A N S A C T I O N S           C A N C E L L A T I O N S
Granted      Full Vest    Exercisable  Total Price    Expires     Date    Type    Shares     Value     Date     Reason       Shares
 52,120     2/23/2001      52,120      $644,985.00   2/23/2009
 26,060     2/23/2002      26,060      $322,492.50   2/23/2009
 17,373     6/26/2004           0            $0.00   2/23/2009
 17,373     6/26/2005           0      $      0.00   2/23/2009
 17,374      4/3/2006           0      $      0.00   2/23/2009
130,300                    78,180      $967,477.50

OPTION NO.: 001130       OPTION DATE: 2/23/2000       SHARES: 119,350         PRICE: $17.343750       PLAN: NQ93          TYPE: NQ

                   V E S T I N G   S C H E D U L E                 T R A N S A C T I O N S                C AN C E L L A T I O N S
Granted   Full Vest   Exercisable   Total Price   Expires     Date    Type       Shares      Value      Date      Reason      Shares
 47,740  2/23/2002     47,740      $827,990.63   2/23/2010
 23,870  6/26/2004          0      $      0.00   2/23/2010
 23,870  6/26/2005          0      $      0.00   2/23/2010
 23,870   4/3/2006          0      $      0.00   2/23/2010
119,350                47,740      $827,990.63

OPTION NO.: 001556     OPTION DATE: 2/14/2001         SHARES: 83,210          PRICE: $31.125000         PLAN: NQ93       TYPE: NQ

             V E S T I N G   S C H E D U L E                        T R A N S A C T I O N S             C A N C E L L A T I O N S
Granted   Full Vest    Exercisable    Total Price   Expires      Date   Type      Shares     Value     Date      Reason      Shares
     0   6/14/2002         0            $0.00       2/14/2011
27,737   6/26/2004         0            $0.00       2/14/2011
27,737   6/26/2005         0            $0.00       2/14/2011
27,736    4/3/2006         0            $0.00       2/14/2011
83,210                     0            $0.00

OPTION NO.: 001835     OPTION DATE: 2/7/2002        SHARES: 69,740          PRICE: $39.395000         PLAN: NQ93          TYPE: NQ

                V E S T I N G   S C H E D U L E                    T R A N S A C T I  N S                C A N C E L L A T I O N S
Granted    Full Vest    Exercisable    Total Price   Expires     Date    Type      Shares     Value     Date       Reason     Shares
     0    6/14/2002         0            $0.00      2/7/2012
23,247    6/26/2004         0            $0.00      2/7/2012
23,247    6/26/2005         0            $0.00      2/7/2012
23,246     4/3/2006         0            $0.00      2/7/2012
69,740                      0            $0.00

Total Options Exercisable:                        336,360
Total Price:                               $ 5,454,151.13
Total Potential Gain:                      $21,118,288.88